SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           June 5, 2002
                                                  ------------------------------



                         FGIC SECURITIES PURCHASE, INC.
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                       0-19564                 13-3633082
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


        125 Park Avenue, 5th Floor, New York, New York            10017
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code        (212) 312-3000
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
---------------------

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $2,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 8, 2002 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 2001; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the $30,000,000 principal amount plus interest Liquidity Facility of FGIC Securities Purchase, Inc. in support of Raleigh-Durham Airport Authority Adjustable Rate Airport Revenue Bonds, Series 2002 (AMT).


Item 7.  Exhibits.
------------------

             Item 601 of
             Regulation S-K
             Exhibit Reference
             Number
             ------

              (23) Consents of experts and counsel:
                      (k) Consent of KPMG LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FGIC SECURITIES PURCHASE, INC.
                                                ------------------------------
                                                          Registrant



Dated: June 5, 2002                             By:      /s/ Judith L. Hart
                                                         -----------------------
                                                         Name:    Judith L. Hart
                                                         Title:   Vice President

                                  Exhibit Index

   Exhibit No.     Description
   -----------     -----------

   (23)            Consents of experts and counsel:
                   (k) Consent of KPMG LLP